SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          April 30, 1998



                       THE PITTSTON COMPANY

      (Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P.O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)


                          (804) 553-3600
       (Registrant's telephone number, including area code)

      Item 2.  Acquisition or Disposition of Assets


               On April 30, 1998, the Registrant's wholly-owned subsidiary, BAX Global Inc. ("BAX Global"), the operating unit of the Pittston BAX Group (formerly the Pittston Burlington Group), completed its previously announced acquisition of Air Transport International LLC ("ATI") for total consideration of approximately $29 million; including approximately $27 million in cash and cash equivalents and approximately $2 million in acquisition related costs. The purchase price was established through arms-length negotiations among the parties. The acquisition was funded through the Registrant's existing revolving credit agreement with a syndicate of banks.

          ATI is a US-based freight and passenger airline which operates a certificated fleet of aircraft providing services to BAX Global along with other customers. A significant portion of acquired property, plant and equipment of ATI consists of aircraft and related parts used to operate the fleet. As a subsidiary of BAX Global, ATI will continue to operate this fleet. BAX Global will continue its business relationship with ATI in connection with its overall strategy to improve the quality of its service offerings for its customers by increasing its control over flight operations.

     Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of ATI

               Because definitive financial statements for ATI's last completed fiscal year have not yet been finalized, the Registrant has not yet determined whether ATI is a significant subsidiary, as defined by the Securities and Exchange Commission Regulation S-X, Rule 1-02(w). If it is determined that ATI is a significant subsidiary, such statements will be filed under cover of Form 8-K/A not later than July 13, 1998.

          (b)  Pro forma financial statements for BAX Global Inc.

               Because definitive financial statements for ATI's last completed fiscal year have not yet been finalized, the Registrant has not yet determined whether ATI is a significant subsidiary, as defined by the Securities and Exchange Commission Regulation S-X, Rule 1-02(w). If it is determined that ATI is a significant subsidiary, pro forma financial statements will be filed under cover of Form 8-K/A not later than July 13, 1998.

          (c)  Index of Exhibits

               2.   Membership Interest Acquisition Agreement
                    Among Air Transport International Limited
                    Liability Company and BAX Global Inc., dated
                    February 3, 1998.

                          SIGNATURE

               Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PITTSTON COMPANY
                                       (Registrant)


                                   By /s/ Austin F. Reed
                                            Secretary

     Date: May 14, 1998

                                     EXHIBITS




     Exhibit        Description

     2              Membership Interest Acquisition Agreement
                    Among Air Transport International Limited
                    Liability Company and BAX Global Inc., dated
                    February 3, 1998.